                      MILLSTREAM II ACQUISITION CORPORATION

                                                     ______________, 2004

400 Building LLC
c/o Arthur Spector
435 Devon Park Drive
Building 400
Wayne, Pennsylvania 19087

Gentlemen:

         This letter will confirm our agreement that, commencing on the effective date ("Effective Date") of the registration statement for the initial public offering ("IPO") of the securities of Millstream II Acquisition
Corporation ("MAC") and continuing until (the "Termination Date") the earlier of the consummation by MAC of a "Business Combination" or the distribution of MAC's
"Trust Fund" (as such terms are described in MAC's IPO prospectus), 400 Building
LLC shall make available to MAC certain office and secretarial services as may be required by MAC from time to time, situated at 435 Devon Park Drive, Building
400, Wayne, Pennsylvania 19087. In exchange therefore, MAC shall pay 400
Building LLC the sum of $7,500 per month on the Effective Date and continuing monthly thereafter until the Termination Date.

                                           Very truly yours,

                                           MILLSTREAM II ACQUISITION CORPORATION

                                           By:
                                                --------------------------
                                                Name:  Arthur Spector
                                                Title: Chairman

AGREED TO AND ACCEPTED BY:

400 BUILDING LLC

By:
     ---------------------
     Name:  Arthur Spector
     Title: Manager